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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 20, 2003

UNITED INDUSTRIES CORPORATION
(Exact name of registrant as specified in its charter)

333-76055
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	43-1025604 (I.R.S. Employer Identification No.)
2150 SCHUETZ ROAD ST. LOUIS, MISSOURI 63146 (Address of principal executive offices, with zip code)
(314) 427-0780 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Item 5.    Other Events.

        On March 20, 2003, United Industries Corporation issued a press release announcing that it is proposing to offer in a private placement $75,000,000 aggregate principal amount of 9 7/8% Series C Senior Subordinated Notes.

        A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.	Description
99.1	Press Release dated March 20, 2003

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED INDUSTRIES CORPORATION
	By:	/s/ DANIEL J. JOHNSTON
	Name:	Daniel J. Johnston
	Title:	Executive Vice President and
Date: March 20, 2003		Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 20, 2003

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX